                                                               EXHIBIT 10.103(a)

================================================================================





                                AMENDMENT NO. 2

                                       TO

                           MASTER ASSIGNMENT AGREEMENT

                                     BETWEEN

                       ONYX ACCEPTANCE FUNDING CORPORATION

                                       AND

                       MERRILL LYNCH MORTGAGE CAPITAL INC.

                            DATED AS OF JULY 7, 1999



================================================================================

THIS AMENDMENT NO. 2 (the "Amendment") is made as of July 7, 1999 by and between ONYX ACCEPTANCE FUNDING CORPORATION (the "Assignor") and MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI"). By executing this Amendment, the Assignor and MLMCI agree to be bound by the terms of the Agreement as amended hereby.

                                   WITNESSETH

        WHEREAS, the parties entered into a Master Assignment Agreement, dated as of February 4, 1998, and Amendment No. 1 thereto, dated as of February 2, 1999 (as so amended, the "Agreement"); and

        WHEREAS, the parties desire to amend the Agreement in the manner provided herein;

        NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, Assignor and MLMCI agree as follows:

        SECTION 1. DEFINITIONS

        (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in this Amendment shall, for all purposes of the Agreement, be deemed to have such modified definitions.

        (b) The definition of the following terms is hereby amended and restated as follows:

                "Maximum Advance Amount" shall mean $10,000,000.

                "Margin Requirement" shall mean 55% for all purposes under the Agreement including, without limitation, the second sentence of Section 5(a) thereof.

        SECTION 2. AMENDED NOTE

        The Note is amended as set forth in Exhibit A hereto.

        SECTION 3. AMENDED PROVISIONS

        Any provision of the Agreement to the contrary notwithstanding, the following provisions shall govern any Loan made under the Agreement as amended hereby:

        (a) The maximum amount of any Loan shall be 45% of the Market Value of the Collateral securing such Loan.

        (b) This Amendment shall not become effective until Assignor has paid to MLMCI, by wire transfer in immediately available funds, an amount equal to $50,000.

        (c) Each Loan shall bear interest, as calculated on a monthly basis from and including the related Closing Date to but excluding the date such Loan is paid in full, on the unpaid principal amount thereof from the related Closing Date through maturity at a rate per annum equal to two hundred and fifty (250) basis points over the prevailing London Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 8695 of Telerate as of 8:00 a.m. New York City time on the last Business Day of the month preceding the month in which such interest is currently accruing.

        (d) Collateral eligible to secure Loans shall consist solely of residual interests (i) originated in consumer auto loan securitizations that were lead managed by an affiliate of MLMCI, (ii) that are currently cash flowing as of the related Closing Date and (iii) that are registered in the name of MLMCI or its designee.

        (e) Notwithstanding Section 2(c) of the Agreement, MLMCI shall be obligated to make Loans under the Agreement as amended hereby so long as the terms and conditions set forth in the Agreement as amended hereby are satisfied and no Event of Default shall have occurred and be continuing.

        (f) Assignor agrees, at the sole option of MLMCI, to terminate the Agreement as amended hereby and convert all Loans into repurchase arrangements with an affiliate of MLMCI.

        (g) Any provision of the Agreement to the contrary notwithstanding, distribution on Collateral may at MLMCI's sole discretion be used to satisfy any amount by which the Margin Requirement exceeds the Current Margin or any amounts due and owing to MLMCI under the Agreement as amended hereby.

        (h) The address of the Assignor in Section 15(e) of the Agreement and of the Chief Executive Office in Exhibit D of the Agreement is hereby amended to the following:

                        Onyx Acceptance Funding Corporation
                        27051 Towne Centre Drive
                        Suite 200
                        Foothill Ranch, California 92610
                        Attention: Don P. Duffy, Chief Financial Officer
                        Telephone:  (949) 465-3505
                        Telecopy:    (949) 465-3530

        SECTION 4. EXPENSES

        The expenses of the parties in connection with this Amendment (including, without limitation, the fees and expenses of counsel to MLMCI incurred in connection with the preparation of this Amendment which fees and expenses shall be $5,000) shall be promptly paid by Assignor upon demand.

        SECTION 5. GOVERNING LAW; SEVERABILITY

        This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein. Each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

        SECTION 6. INTERPRETATION

        The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment.

        SECTION 7. RATIFICATION AND CONFIRMATION

        As amended by this Amendment, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment shall be read, taken and construed as one and the same instrument.

        SECTION 8. COUNTERPARTS

        This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        ONYX ACCEPTANCE FUNDING CORPORATION

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        MERRILL LYNCH MORTGAGE CAPITAL INC.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

THIS NOTE IS NOT A
NEGOTIABLE INSTRUMENT.

NO TRANSFER OR SALE OF THIS NOTE SHALL BE MADE UNLESS SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS MADE IN ACCORDANCE WITH SAID ACT AND LAWS.

                            AMENDED AND RESTATED NOTE

$10,000,000
New York, New York                                                  July 7, 1999

        FOR VALUE RECEIVED, ONYX ACCEPTANCE FUNDING CORPORATION (the "Assignor") promises to pay to MERRILL LYNCH MORTGAGE CAPITAL INC. (the "Payee") the principal sum of $10,000,000 (or so much thereof as shall have been advanced here against pursuant to the Master Assignment Agreement and shall be outstanding, in lawful money of the United States of America, in immediately available funds, with interest on each principal sum advanced here against or the unpaid balance thereof with such frequency and to such location as is specified in the related confirmation statement (in each case, the "Confirmation Statement") for such advance (or on such other day and with such other frequency and to such other location as may be mutually agreed upon by Assignor and the Payee) at said office and in said money and funds from (and including) the date of the related Loan advance to (but excluding) the related Maturity Date for such Loan at the rate per annum (based on a year of 360 days and actual days elapsed) indicated on the related Confirmation Statement attached hereto, but in no event higher than the maximum rate permitted by law, and after such Maturity Date, or upon acceleration as hereinafter provided, until said balances shall be paid, at the rate per annum (based on a year of 360 days and actual days elapsed) equal to two hundred (200) basis points in excess of the interest rate for such advance, but in no event higher than the maximum rate permitted by law.

        Loans here against shall be in minimum amounts of $1,000,000. Assignor may request disbursement of amounts borrowed hereunder upon not less than one
(1) Business Day written notice to the Payee. The Payee is hereby authorized by Assignor to endorse on the Loan Schedule amounts advanced here against, the rate of interest relating thereto and any principal prepayments hereunder (as permitted by the assignment defined below), it being understood, however, that failure to make any such endorsement shall not affect the obligations of Assignor hereunder in respect of the amounts advanced here against.

        This Note is the Note referred to in the Amendment No. 2, dated as of July 7, 1999, to Master Assignment Agreement, dated as of February 4, 1998, as amended by Amendment No.1 thereto, dated as of February 2, 1999 (as so amended, the "Master Assignment Agreement"), between Assignor and the Payee, granting to the Payee a first priority perfected security interest in the Collateral, as described therein. The holder is entitled to the benefits of the Master Assignment Agreement and may enforce the agreements of Assignor contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. All capitalized terms used in this Note and not otherwise defined shall have the respective meanings set forth in the Master Assignment Agreement except where the context clearly indicates otherwise.

        This Note and all other present and future obligations of any and all kinds of Assignor in favor of the holder hereof, whether created directly or acquired by assignment, whether absolute or contingent, shall, unless the holder shall otherwise elect, forthwith be due and payable without notice or demand of any kind (except as expressly provided in the Master Assignment Agreement), all of which are expressly waived upon the occurrence of an Event of Default.

        Assignor hereby agrees that any legal action or proceeding against it for enforcement of this Note or of any judgment with respect to this Note may be brought in the courts of the State of New York or of the United States of America located in the City and State of New York, Borough of Manhattan, as the holder may elect, and Assignor hereby irrevocably submits to the jurisdiction of each of said courts, and waives any objection on the grounds of venue, forum non conveniens or similar ground. Assignor irrevocably consents that service of process in any such action or proceeding may be made upon Assignor by the mailing thereof by the holder by United States registered or certified mail, postage prepaid, to Assignor at 27051 Towne Centre Drive, Suite 200, Foothill Ranch, California 92610, Attention: Don P. Duffy, Chief Financial Officer, and Assignor hereby further agrees that service of process in such manner shall be full and sufficient notice of any such action or proceeding.

        Assignor waives diligence, presentment of any instrument, protest and notice of non-payment or protest and any and all other notices and demands whatsoever in connection with the delivery, acceptance, performance, default or enforcement of this Note. Assignor will pay on demand all costs of collection (including reasonable attorneys' fees) paid or incurred by the holder in enforcing this Note on default. As used herein, the world "holder" shall mean the Payee or any endorsee of this Note who is in possession hereof, if this Note is at the time payable to the bearer.

        This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.


                                        ONYX ACCEPTANCE FUNDING CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  LOAN SCHEDULE

        This Note evidences Loans made by the Payee to Assignor and the repayment of principal by Assignor to the Payee, in the principal amounts and on the dates and with the related interest rates set forth below as well as the total amount advanced here against as of each such date:

                                        INTEREST       PRINCIPAL AMOUNT
    DATE     PRINCIPAL AMOUNT LOANED      RATE              REPAID          TOTAL OUTSTANDING
    ----     -----------------------    --------       ----------------     -----------------

--------     -------------------      ---------     ------------------     --------------

--------     -------------------      ---------     ------------------     --------------

--------     -------------------      ---------     ------------------     --------------

--------     -------------------      ---------     ------------------     --------------

--------     -------------------      ---------     ------------------     --------------

--------     -------------------      ---------     ------------------     --------------